-------------------------------------------------------------------
Morgan Stanley DEAN WITTER                          July 23, 1997
Asset Finance Group
ABS/MBS Capital Markets
-------------------------------------------------------------------

                               ABS New Transaction

                             Computational Materials

                                  $215,000,000

                             Block Mortgage Finance

                            Asset Backed Certificates

                                  Series 1997-2



-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

          $215,000,000 Block Mortgage Finance Asset Backed Certificates
                                    Series 1997-2


                             Block Financial Corporation
                                   Master Servicer
                           Companion Mortgage Corporation
                                        Seller


                                 Transaction Highlights


-----------------------------------------------------------------------------------------------------------------------------------
                            Expected                                   Legal Final    Payment Window to                      Price
             Class Size      Ratings       Loan Group   Average Life   Maturity Date      10% Call(3)                         Talk
Class(1)(2)  (millions)    (Moodys/S&P)                to 10% Call(3)                      (months)          Benchmark        (bps)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
A-1            $45.257    Aaa/AAA         Fixed        1.04 years     [    ]          26 (8/97 to 9/99)   5.25% of 7/98    +[   ]
A-2            $24.719    Aaa/AAA         Fixed        3.00 years     [    ]          25 (9/99 to 9/01)   3-Year UST       +[   ]
A-3            $12.592    Aaa/AAA         Fixed        5.00 years     [    ]          24 (9/01 to 8/03)   5-Year UST       +[   ]
A-4            $17.238    Aaa/AAA         Fixed        8.17 years     [    ]          33 (8/03 to 4/06)   6.50% of 8/05    +[   ]
A-5            $11.089    Aaa/AAA         Fixed        6.62 years     [    ]          69 (8/00 to 4/06)   5.875% of 2/04   +[   ]
A-6           $104.105    Aaa/AAA         Floating     2.98 years     [    ]          105 (8/97 to 4/06)  1-Month LIBOR    +[   ]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   Total      $215.000        Aaa/AAA          --            --             --                --                 --            --
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class A1 through Class A-5 certificates are backed by a fixed rate pool of home equity loans and the Class A-6 certificates by an adjustable rate pool of home equity loans.
(2) Interest on the Class A1 - A-5 certificates is computed based on a 30/360 basis, and on the Class A-6 certificates based on an actual/360 basis.
(3)  See "Prepayment Speed" below.

Seller:                            Companion Mortgage Corporation

Master Servicer:                   Block Financial Corporation

Trustee:                           Bankers Trust Company of California, N.A.

Collateral:                        Fixed and adjustable rate nonconforming home
                                   equity loans secured by first and second lien mortgages.

Prepayment Speed:
     Fixed Rate Certificates:      All  classes  are  priced  at  100%  of   the
                                   prepayment   assumption  ("PPC").  100%   PPC
                                   describes  prepayments  starting at 3.0%  CPR
                                   in   month   1,  increasing  by approximately
                                   1.545% CPR per month to 20% CPR in  month 12,
                                   and   remaining  at  20%  CPR  thereafter.
     Adjustable Rate Certificates: Constant 25% CPR

Expected Pricing Date:             July 24-25, 1997

Expected Settlement:               July 30, 1997 through DTC, Euroclear or CEDEL

Distribution Dates:                The 25th of each month, beginning August
                                   25, 1997

Class A-6 Available Funds Cap:     The   Class   A-6   certificates   pay  LIBOR
                                   plus  a  spread   capped   at   the  weighted
                                   average coupon on  the adjustable rate  loans
                                   in  a given month, less  approximately  0.78%
                                   per annum  prior  to  the 7th  payment  date,
                                   and  less   approximately  1.28%  per   annum
                                   thereafter.

Certificate Insurance Policy:      100% coverage of principal and interest due
                                   to certificates, provided by MBIA Insurance
                                   Corporation.

Option and Auction Call:           10% Clean-up call (10% of pool balance)
                                   followed by a mandatory auction call.

Coupon Step-Up:                    If 10% clean-up call option is not exercised
                                   then,  as an incentive to exercise the call,
                                   (i)  the  Class  A-4  and  A-5   pass-through
                                   rates increase by 0.75%, and  (ii) the  Class
                                   A-6  certificate  spread  to LIBOR doubles.

Tax Status:                        REMIC

ERISA Eligibility:                 The Class A certificates will be ERISA
                                   eligible.

SMMEA Eligibility:                 None of the Class A Certificates are SMMEA
                                   eligible.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                    Average Life Sensitivity to Changes in Prepayment Rates
                        Fixed Rate Classes: Priced to 10% Optional Call

                                  ---------------------------------------------------------------
Prepayment Speed                   PPC         PPC         PPC(1)      PPC 150%        PPC
                                    0%         75%          100%                       200%
                                  ---------------------------------------------------------------

Class A-1 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                           8.18        1.31          1.04         0.76          0.62
                                  ---------------------------------------------------------------
First Prin                          8/25/97     8/25/97       8/25/97      8/25/97       8/25/97
                                  ---------------------------------------------------------------
Last Prin                           4/25/12     4/25/00       9/25/99      1/25/99       9/25/98

                                  ---------------------------------------------------------------
Payment Window                          177          33            26           18            14
                                  ---------------------------------------------------------------
Mod Duration                           5.73        1.20          0.97         0.72          0.59
                                  ---------------------------------------------------------------
Class A-2 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          14.74        3.99          3.00         2.00          1.49
                                  ---------------------------------------------------------------
First Prin                          4/25/12     4/25/00       9/25/99      1/25/99       9/25/98
                                  ---------------------------------------------------------------
Last Prin                           4/25/12     2/25/03       9/25/01      3/25/00       6/25/99
                                  ---------------------------------------------------------------
Payment Window                            1          35            25           15            10
                                  ---------------------------------------------------------------
Mod Duration                           9.16        3.39          2.63         1.81          1.38
                                  ---------------------------------------------------------------
Class A-3 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          18.34        7.07          5.00         3.15          2.23
                                  ---------------------------------------------------------------
First Prin                          4/25/12     2/25/03       9/25/01      3/25/00       6/25/99
                                  ---------------------------------------------------------------
Last Prin                           4/25/20     9/25/06       8/25/03      4/25/01       3/25/00
                                  ---------------------------------------------------------------
Payment Window                           97          44            24           14            10
                                  ---------------------------------------------------------------
Mod Duration                          10.08        5.41          4.10         2.75          2.00
                                  ---------------------------------------------------------------
Class A-4 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          26.33       10.22          8.17         5.39          3.64
                                  ---------------------------------------------------------------
First Prin                          4/25/20     9/25/06       8/25/03      4/25/01       3/25/00
                                  ---------------------------------------------------------------
Last Prin                          10/25/25    11/25/07       4/25/06      8/25/04      10/25/03
                                  ---------------------------------------------------------------
Payment Window                           67          15            33           41            44
                                  ---------------------------------------------------------------
Mod Duration                          11.50        7.03          5.98         4.30          3.09
                                  ---------------------------------------------------------------
Class A-5 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          11.38        7.17          6.62         5.79          5.18
                                  ---------------------------------------------------------------
First Prin                          8/25/00     8/25/00       8/25/00      8/25/00       8/25/00
                                  ---------------------------------------------------------------
Last Prin                           4/25/12    11/25/07       4/25/06      8/25/04      10/25/03
                                  ---------------------------------------------------------------
Payment Window                          141          88            69           49            39
                                  ---------------------------------------------------------------
Mod Duration                           7.56        5.43          5.11         4.61          4.21
                                  ---------------------------------------------------------------

Note: (1) Prepayment scenarios are quoted as a percentage of the prepayment assumption "PPC" (a 100% PPC prepayment assumption has prepayments starting at 3.0% CPR in month 1, increasing by approximately 1.545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter), with regard to the fixed rate group. The fixed rate group assumes 100% PPC.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     Average Life Sensitivity to Changes in Prepayment Rates (cont.)

                             Floating Rate Class: Priced to 10% Optional Call

                                                           CPR (%)

                                  --------------------------------------------------------------
                                    0%          18%           25%(1)       32%         40%
                                  --------------------------------------------------------------
Class A-6 @ Price 100/00
                                  --------------------------------------------------------------
Average Life                           20.55         4.06         2.98        2.32         1.79
                                  --------------------------------------------------------------
First Prin                           8/25/97      8/25/97      8/25/97     8/25/97      8/25/97
                                  --------------------------------------------------------------
Last Prin                           10/25/25     11/25/07      4/25/06     7/25/05     12/25/04
                                  --------------------------------------------------------------
Payment Window                           339          124          105          96           89
                                  --------------------------------------------------------------
Mod Duration                           11.04         3.32         2.54        2.03         1.61
                                  --------------------------------------------------------------

Note: (1)  Class A-6 assumes a constant prepayment speed of 25% CPR.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                         Average Life Sensitivity to Changes in Prepayment Rates

                                  Fixed Rate Classes: Priced to Maturity

                                  ---------------------------------------------------------------
Prepayment Speed                   PPC         PPC         PPC(1)      PPC 150%        PPC
                                    0%         75%          100%                       200%

                                  ---------------------------------------------------------------
Class A-1 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                           8.18        1.31          1.04         0.76          0.62
                                  ---------------------------------------------------------------
First Prin                          8/25/97     8/25/97       8/25/97      8/25/97       8/25/97
                                  --------------------------------------------------------------
Last Prin                           4/25/12     4/25/00       9/25/99      1/25/99       9/25/98
                                  ---------------------------------------------------------------
Payment Window                          177          33            26           18            14
                                  ---------------------------------------------------------------
Mod Duration                           5.73        1.20          0.97         0.72          0.59
                                  ---------------------------------------------------------------


Class A-2 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          14.74        3.99          3.00         2.00          1.49
                                  ---------------------------------------------------------------
First Prin                          4/25/12     4/25/00       9/25/99      1/25/99       9/25/98
                                  ---------------------------------------------------------------
Last Prin                           4/25/12     2/25/03       9/25/01      3/25/00       6/25/99
                                  ---------------------------------------------------------------
Payment Window                            1          35            25           15            10
                                  ---------------------------------------------------------------
Mod Duration                           9.16        3.39          2.63         1.81          1.38
                                  ---------------------------------------------------------------


Class A-3 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          18.34        7.07          5.00         3.15          2.23
                                  ---------------------------------------------------------------
First Prin                          4/25/12     2/25/03       9/25/01      3/25/00       6/25/99
                                  ---------------------------------------------------------------
Last Prin                           4/25/20     9/25/06       8/25/03      4/25/01       3/25/00
                                  ---------------------------------------------------------------
Payment Window                           97          44            24           14            10
                                  ---------------------------------------------------------------
Mod Duration                          10.08        5.41          4.10         2.75          2.00
                                  ---------------------------------------------------------------


Class A-4 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          26.44       12.77         10.04         5.98          3.64
                                  ---------------------------------------------------------------
First Prin                          4/25/20     9/25/06       8/25/03      4/25/01       3/25/00
                                  ---------------------------------------------------------------
Last Prin                          10/25/26    10/25/16       8/25/12      9/25/09       6/25/06
                                  ---------------------------------------------------------------
Payment Window                           79         122           109          102            76
                                  ---------------------------------------------------------------
Mod Duration                          11.52        8.05          6.82         4.61          3.09
                                  ---------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                  ---------------------------------------------------------------

Class A-5 @ Price 100/00
                                  ---------------------------------------------------------------
Average Life                          11.38        7.28          6.77         6.05          5.50
                                  ---------------------------------------------------------------
First Prin                          8/25/00     8/25/00       8/25/00      8/25/00       8/25/00
                                  ---------------------------------------------------------------
Last Prin                           4/25/12     4/25/12       4/25/12      7/25/09       6/25/06
                                  ---------------------------------------------------------------
Payment Window                          141         141           141          108            71
                                  ---------------------------------------------------------------
Mod Duration                           7.56        5.48          5.19         4.76          4.40
                                  ---------------------------------------------------------------

Note:    (1)    Prepayment    scenarios    are   quoted   as   a   percentage
of   the    prepayment assumption   "PPC" (a  100% PPC prepayment assumption
has prepayments starting at 3.0% CPR in month 1, increasing by approximately 1.545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR
thereafter), with   regard  to  the  fixed   rate group.  The fixed rate group
assumes 100% PPC.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     Average Life Sensitivity to Changes in Prepayment Rates (cont.)

                                 Floating Rate Class: Priced to Maturity

                                                           CPR (%)

                              ------------------------------------------------------------------
                               0%          18%           25%(1)       32%         40%
                              ------------------------------------------------------------------
Class A-6 @ Price 100/00
                              ------------------------------------------------------------------
Average Life                           20.66         4.44         3.13        2.37         1.80
                              ------------------------------------------------------------------
First Prin                           8/25/97      8/25/97      8/25/97     8/25/97      8/25/97
                              ------------------------------------------------------------------
Last Prin                            4/25/27      7/25/18     11/25/12     3/25/09      6/25/06
                              ------------------------------------------------------------------
Payment Window                           357          252          184         140          107
                              ------------------------------------------------------------------
Mod Duration                           11.06         3.49         2.62        2.06         1.61
                              ------------------------------------------------------------------


Note: (1)  Class A-6 assumes a constant prepayment speed of 25% CPR.

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                 Fixed Rate Pool
                                                         % of                             Weighted
                        Number of       Aggregate       Aggregate  Weighted    Average     Average    Percent    Percent    Percent
Remaining Principal      Mortgage       Principal       Weighted    Average    Current     Original   Cashout     Full       Owner
Balance                   Loans           Balance        Balance    Coupon     Balance       CLTV       Refi       Doc     Occupied
=< 4,999                          1              182.13       0.00      10.05        182        85.77    100.00    100.00    100.00
5,000 - 24,999                  817       14,307,223.88      12.90      12.90     17,512        86.24     91.06     97.84     96.94
25,000 - 34,999                 385       11,402,072.69      10.28      12.27     29,616        82.80     77.57     96.26     92.90
35,000 - 44,999                 294       11,678,789.58      10.53      11.73     39,724        82.16     62.18     95.28     90.25
45,000 - 54,999                 231       11,474,260.67      10.35      11.47     49,672        79.69     52.74     93.65     95.63
55,000 - 64,999                 180       10,695,608.32       9.64      11.16     59,420        80.34     41.74     91.09     91.68
65,000 - 74,999                 134        9,301,957.10       8.39      10.91     69,418        84.12     45.13     84.43     95.70
75,000 - 84,999                  95        7,572,561.31       6.83      10.90     79,711        80.89     48.15     88.31     95.56
85,000 - 94,999                  50        4,503,315.05       4.06      10.80     90,066        82.41     35.80     94.13     94.10
95,000 - 104,999                 46        4,560,428.47       4.11      10.95     99,140        80.89     47.48     78.41     97.89
105,000 - 114,999                32        3,506,393.99       3.16      10.77    109,575        82.22     40.69     93.59    100.00
115,000 - 124,999                30        3,578,983.78       3.23      10.76    119,299        82.32     30.02     93.36    100.00
125,000 - 134,999                21        2,698,085.34       2.43      10.96    128,480        80.22     28.38     85.76     90.47
135,000 - 144,999                 8        1,123,555.35       1.01      10.88    140,444        81.54     25.67    100.00    100.00
145,000 - 154,999                17        2,544,863.59       2.29      10.64    149,698        78.98     17.42     93.99     76.54
155,000 - 164,999                13        2,072,638.94       1.87      10.53    159,434        81.12     45.67     92.43     92.52
165,000 - 174,999                 4          683,186.29       0.62       9.94    170,797        76.70     25.61     75.41    100.00
175,000 - 184,999                 7        1,257,076.46       1.13      10.55    179,582        82.46     42.64     85.89    100.00
185,000 - 194,999                 8        1,517,453.57       1.37      10.82    189,682        84.25     37.68    100.00    100.00
205,000 - 214,999                 5        1,055,280.30       0.95      10.30    211,056        81.45         -    100.00    100.00
215,000 - 224,999                 2          433,019.78       0.39       9.46    216,510        89.72     49.81    100.00    100.00
225,000 - 234,999                 4          928,606.09       0.84      11.37    232,152        73.55     49.58    100.00    100.00
235,000 - 244,999                 2          476,589.57       0.43       9.82    238,295        84.96         -    100.00    100.00
245,000 - 254,999                 2          506,831.76       0.46      11.24    253,416        80.77     50.03    100.00    100.00
255,000 - 264,999                 3          776,385.86       0.70      10.56    258,795        78.92         -    100.00    100.00
265,000 - 274,999                 1          267,996.84       0.24      10.40    267,997        90.00         -    100.00    100.00
275,000 - 284,999                 2          559,000.00       0.50      11.29    279,500        79.93         -    100.00     50.81
285,000 - 294,999                 1          293,250.00       0.26      12.38    293,250        85.00         -    100.00    100.00
305,000 - 314,999                 1          307,800.00       0.28      10.93    307,800        90.00         -    100.00    100.00
335,000 - 344,999                 1          340,000.00       0.31       8.99    340,000        80.00         -    100.00    100.00
465,000 - 474,999                 1          472,322.11       0.43      10.75    472,322        75.00         -    100.00    100.00
**Total**                     2,398      110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74     94.45



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                             Fixed Rate Pool

                                                        % of                             Weighted
                     Number of        Aggregate       Aggregate  Weighted    Average     Average    Percent      Percent    Percent
                      Mortgage        Principal       Principal   Average    Current     Original   Cashout       Full       Owner
Mortgage Rates         Loans           Balance         Balance    Coupon     Balance       CLTV       Refi         Doc     Occupied
7.501 - 7.750                  2          175,217.79        0.16       7.70     87,609        59.83     31.96     68.04      100.00
7.751 - 8.000                  2          251,829.76        0.23       8.00    125,915        79.77         -     33.29      100.00
8.001 - 8.250                  4          310,059.64        0.28       8.18     77,515        63.26     66.20    100.00      100.00
8.251 - 8.500                 11        1,183,954.85        1.07       8.43    107,632        77.24     42.24    100.00      100.00
8.501 - 8.750                 16        1,231,650.16        1.11       8.69     76,978        78.80     36.02     94.07      100.00
8.751 - 9.000                 63        3,820,835.94        3.45       8.95     60,648        76.08     50.20     84.62       97.72
9.001 - 9.250                 25        1,624,140.10        1.46       9.15     64,966        76.79     63.92     88.68       88.39
9.251 - 9.500                 82        4,611,244.38        4.16       9.42     56,235        73.60     42.65     96.19       98.64
9.501 - 9.750                 46        2,976,785.43        2.68       9.69     64,713        74.65     27.14     94.26       88.59
9.751 - 10.000               195       10,737,473.04        9.68       9.92     55,064        80.97     50.57     86.86       95.50
10.001 - 10.250               93        5,955,027.69        5.37      10.18     64,033        78.05     36.58     94.81       95.91
10.251 - 10.500               57        3,807,516.79        3.43      10.42     66,799        80.38     36.52     93.13       90.99
10.501 - 10.750              110        5,780,996.74        5.21      10.66     52,555        77.21     33.41     93.62       87.16
10.751 - 11.000              117        8,434,167.26        7.61      10.93     72,087        82.74     27.29     92.04       89.75
11.001 - 11.250               89        5,560,427.95        5.01      11.16     62,477        82.60     45.63     90.72       92.80
11.251 - 11.500              164        7,512,197.47        6.77      11.39     45,806        83.13     48.66     97.20       93.30
11.501 - 11.750              128        6,850,104.55        6.18      11.67     53,516        81.95     45.84     88.12       91.73
11.751 - 12.000              138        5,976,267.53        5.39      11.93     43,306        82.07     52.35     88.78       93.26
12.001 - 12.250              142        5,251,591.86        4.74      12.18     36,983        84.41     65.31     92.24       94.13
12.251 - 12.500               82        4,050,089.57        3.65      12.43     49,391        84.63     55.22     96.02       98.84
12.501 - 12.750               52        2,853,733.86        2.57      12.68     54,879        86.39     55.75     89.38       96.97
12.751 - 13.000               75        3,065,498.85        2.76      12.93     40,873        80.03     63.75     93.91       91.39
13.001 - 13.250               33        1,615,681.23        1.46      13.19     48,960        79.62     67.78     96.75       98.64
13.251 - 13.500               74        1,894,731.43        1.71      13.47     25,604        84.05     86.03    100.00       95.09
13.501 - 13.750               38        1,195,551.12        1.08      13.68     31,462        83.40     81.90     96.98       96.98
13.751 - 14.000              175        4,459,805.39        4.02      13.97     25,485        95.15     93.57     99.64       99.64
14.001 - 14.250              140        3,335,220.32        3.01      14.22     23,823        91.89     91.08     98.85       98.73
14.251 - 14.500               61        1,563,218.67        1.41      14.48     25,627        90.25     89.93    100.00      100.00
14.501 - 14.750               23          513,268.43        0.46      14.70     22,316        88.20     85.22    100.00      100.00
14.751 - 15.000               74        2,030,422.40        1.83      14.99     27,438        87.48     82.02     89.98      100.00
15.001 - 15.250               17          431,838.97        0.39      15.20     25,402        82.36     84.44    100.00      100.00
15.251 - 15.500               27          765,713.27        0.69      15.47     28,360        98.47    100.00    100.00      100.00
15.501 - 15.750               13          300,242.65        0.27      15.72     23,096        84.30    100.00    100.00      100.00
15.751 - 16.000               16          335,201.89        0.30      15.98     20,950       104.33    100.00    100.00      100.00
16.001 - 16.250                4          124,820.16        0.11      16.10     31,205        74.40    100.00    100.00      100.00
16.251 - 16.500                8          248,391.68        0.22      16.49     31,049       110.77     85.91    100.00      100.00
16.501 - 16.750                1           44,300.00        0.04      16.53     44,300        99.97    100.00    100.00      100.00
16.751 - 17.000                1           16,500.00        0.01      16.99     16,500        88.84    100.00    100.00           -
**Total**                  2,398      110,895,718.80      100.00      11.42     46,245        82.15     52.69     92.74       94.45



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                             Fixed Rate Pool
                                                             % of                           Weighted
                          Number of        Aggregate       Aggregate  Weighted   Average    Average    Percent   Percent    Percent
Months Remaining to        Mortgage        Principal       Principal   Average   Current    Original   Cashout    Full       Owner
Scheduled Maturity          Loans           Balance         Balance    Coupon    Balance      CLTV       Refi      Doc      Occupied

Less than 50                    1            51,531.66       0.05       8.50     51,532        84.19         -    100.00      100.00
50 to 59                        7           150,791.72       0.14      10.72     21,542        84.60     74.05    100.00      100.00
60 to 119                      47         1,120,093.21       1.01      12.02     23,832        78.22     78.82    100.00      100.00
120 to 179                  1,659        63,984,026.69      57.70      11.77     38,568        83.74     59.91     98.74       96.68
180 to 239                    208        10,231,363.23       9.23      11.37     49,189        80.43     69.58     74.04       94.81
240 to 299                     10           424,405.20       0.38      12.60     42,441        56.89     74.45     59.24      100.00
300 to 359                    385        29,496,600.11      26.60      10.83     76,615        82.02     27.04     93.09       90.80
360                            81         5,436,907.00       4.90      10.52     67,122        70.00     67.94     56.22       85.47
**Total**                   2,398       110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74       94.45



                                             % of                               Weighted
                          Number of       Aggregate       Aggregate  Weighted    Average     Average    Percent    Percent   Percent
Distribution of            Mortgage       Principal       Principal   Average    Current     Original   Cashout     Full      Owner
Loan Purpose                Loans          Balance         Balance    Coupon     Balance       CLTV       Refi       Doc    Occupied

Refinance - Cashout          1,628        58,429,310.76      52.69      11.91     35,890      82.92      100.00     89.02     97.07
Refinance - Rate Term          476        29,862,957.79      26.93      11.00     62,737      79.56           -     98.63     89.63
Purchase                       294        22,603,450.27      20.38      10.73     76,882      83.58           -     94.58     94.03
**Total**                    2,398       110,895,718.80     100.00      11.42     46,245      82.15       52.69     92.74     94.45



                                             % of                              Weighted
                          Number of        Aggregate      Aggregate  Weighted    Average    Average    Percent    Percent    Percent
Distribution of            Mortgage        Principal      Principal   Average    Current    Original   Cashout     Full       Owner
Occupancy Status            Loans           Balance        Balance    Coupon     Balance      CLTV       Refi       Doc     Occupied

Owner Occupied                2,273      104,736,367.30      94.45      11.44     46,078       82.63     54.15     92.81      100.00
Non-Owner Occupied              125        6,159,351.50       5.55      11.08     49,275       74.05     27.80     91.48           -
**Total**                     2,398      110,895,718.80     100.00      11.42     46,245       82.15     52.69     92.74       94.45



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                             Fixed Rate Pool

                                                             % of                            Weighted
                          Number of        Aggregate       Aggregate  Weighted   Average     Average    Percent    Percent   Percent
Distribution of            Mortgage        Principal       Principal   Average   Current     Original   Cashout     Full      Owner
Property Types               Loans          Balance         Balance    Coupon    Balance       CLTV       Refi       Doc    Occupied

Single Family Residence       2,310      105,788,999.60      95.40      11.44     45,796        82.41     53.35     93.30      95.59
2-4 Family                       34        2,565,593.12       2.31      11.22     75,459        73.63     29.92     83.54      50.26
PUD                              25        1,346,346.79       1.21      10.56     53,854        81.32     64.06     67.52     100.00
Condo                            25          988,479.35       0.89      11.63     39,539        80.36     25.51     94.83      82.78
Manufactured Housing              4          206,300.00       0.19      11.39     51,575        69.52     50.90     74.31      78.04
**Total**                     2,398      110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74      94.45




                                           % of                                 Weighted
                        Number of        Aggregate       Aggregate  Weighted    Average     Average    Percent    Percent    Percent
                         Mortgage        Principal       Principal   Average    Current     Original   Cashout     Full       Owner
Lien Position             Loans           Balance         Balance    Coupon     Balance       CLTV       Refi       Doc     Occupied

1st Lien                    1,110        76,409,266.77      68.90      10.84     68,837        79.41     34.23     91.81       92.47
2nd Lien                    1,288        34,486,452.05      31.10      12.72     26,775        88.21     93.58     94.79       98.81
**Total**                   2,398       110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74       94.45



               Number         Aggregate         % of      Weighted   Average    Weighted     Percent  Percent    Percent
                of            Principal        Aggregate   Average    Current    Average     Cashout     Full      Owner
               Mortgage       Balance         Principal   Coupon     Balance    Original      Refi      Doc     Occupied
                Loans                          Balance                            CLTV
===========================================================================================================================
Florida              513       20,785,800.26       18.74      11.55     40,518       81.24      40.48     90.40      94.10
Georgia              251       14,330,394.48       12.92      11.20     57,093       84.85      37.69     88.17      89.40
Colorado             297       14,041,937.54       12.66      11.50     47,279       82.86      68.17     99.88      99.70
Illinois             251       10,368,737.19        9.35      12.04     41,310       85.05      69.93     97.59      95.45
Tennessee            173        8,035,980.70        7.25      11.53     46,451       84.16      39.61    100.00      94.94
North Carolina       148        7,136,297.15        6.44      11.28     48,218       82.42      47.82    100.00      96.13
South Carolina       144        6,473,638.37        5.84      11.42     44,956       84.37      33.21    100.00      98.52
Virginia             137        5,408,320.30        4.88      11.38     39,477       83.40      70.77     98.34      94.79
Indiana              102        3,665,771.28        3.31      11.26     35,939       78.55      74.51     92.32      97.88


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                             Fixed Rate Pool


               Number         Aggregate         % of      Weighted   Average    Weighted     Percent  Percent    Percent
                of            Principal        Aggregate   Average    Current    Average     Cashout     Full      Owner
               Mortgage       Balance         Principal   Coupon     Balance    Original      Refi      Doc     Occupied
                Loans                          Balance                            CLTV
===========================================================================================================================

California-           29        2,859,058.38        2.58      10.63     98,588       78.16      47.98     81.20      91.73
Southern
California-           33        2,193,103.41        1.98      11.68     66,458       79.65      35.33     92.52      98.13
Northern
Maryland              47        1,763,558.00        1.59      12.19     37,523       86.57      71.76     91.44      91.68
Ohio                  19        1,667,386.51        1.50      11.18     87,757       74.49      28.80     93.92      56.39
Utah                  35        1,457,217.37        1.31      12.10     41,635       79.39      74.15     83.71      97.37
Kentucky              23        1,102,315.44        0.99      11.20     47,927       85.35      65.58    100.00     100.00
Pennsylvania          27        1,091,037.26        0.98      10.37     40,409       79.52      80.22     95.77     100.00
New Jersey            24          884,239.59        0.80       9.70     36,843       84.31      84.65     86.68     100.00
New York              12          767,489.96        0.69      10.83     63,957       69.14      83.52     39.97      91.34
Massachusetts         22          744,554.81        0.67      10.19     33,843       79.89      64.73     81.92      86.23
Louisiana              8          521,025.00        0.47      11.44     65,128       75.64      81.05     37.28     100.00
Arizona                8          518,719.91        0.47      10.87     64,840       70.07      29.00     65.48     100.00
Mississippi           12          463,420.68        0.42      12.62     38,618       81.05      52.98    100.00     100.00
Washington             6          451,417.86        0.41      10.68     75,236       73.88      80.11     59.77     100.00
Michigan               6          426,498.85        0.38      10.81     71,083       72.35     100.00     56.94      69.23
Texas                  4          414,883.72        0.37      11.64    103,721       79.34          -    100.00     100.00
Missouri               9          408,253.06        0.37      12.03     45,361       82.71      58.99     90.94     100.00
Wisconsin             11          380,926.66        0.34      11.55     34,630       80.66      57.28     75.34     100.00
Maine                  7          326,190.47        0.29       9.50     46,599       65.17      89.15     79.49     100.00
Connecticut            5          320,807.78        0.29       9.19     64,162       62.64      83.74     68.83     100.00
Oregon                 5          290,350.00        0.26      10.08     58,070       68.17      64.22     52.14      85.74
Nevada                 4          239,167.48        0.22      10.95     59,792       82.59      52.88     69.46     100.00
Rhode Island           3          188,000.00        0.17      10.03     62,667       56.18     100.00     25.53     100.00
District of            3          185,500.97        0.17      11.65     61,834       82.07     100.00     68.95      53.42
Columbia
Delaware               2          147,884.89        0.13      11.71     73,942       76.66     100.00    100.00     100.00
New Hampshire          4          133,127.37        0.12      10.94     33,282       71.79      55.31     55.31      55.31
New Mexico             3          132,763.84        0.12      11.40     44,255       58.34          -    100.00     100.00
Iowa                   2          117,070.80        0.11      10.89     58,535       74.82     100.00    100.00     100.00
Idaho                  2           88,222.54        0.08      12.55     44,111       85.43     100.00     39.92     100.00
Hawaii                 1           84,000.00        0.08      10.45     84,000       54.19     100.00    100.00          -
Montana                1           80,000.00        0.07      10.99     80,000       64.00     100.00         -     100.00
Oklahoma               2           66,049.88        0.06      12.25     33,025       70.77     100.00    100.00     100.00
Arkansas               1           60,000.00        0.05      12.15     60,000       88.24          -    100.00     100.00
South Dakota           1           39,349.06        0.04      10.99     39,349       80.00     100.00    100.00     100.00
Wyoming                1           35,250.00        0.03      10.20     35,250       64.09     100.00    100.00     100.00
**Total**          2,398      110,895,718.80      100.00      11.42     46,245       82.15      52.69     92.74      94.45



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                             Fixed Rate Pool

                       Number of        Aggregate         % of     Weighted   Average     Weighted    Percent   Percent    Percent
Calendar Year of       Mortgage        Principal       Aggregate   Average    Current     Average    Cashout      Full      Owner
Origination             Loans           Balance        Principal   Coupon     Balance     Original     Refi       Doc      Occupied
                                                        Balance                             CLTV
1993                           1            13,825.26       0.01      10.00     13,825        71.70         -    100.00      100.00
1994                          16         1,113,957.67       1.00       9.58     69,622        92.79     81.74     29.89       94.52
1995                          27         1,848,574.73       1.67      10.08     68,466        89.78     48.07     65.62      100.00
1996                         171         8,449,822.18       7.62      11.19     49,414        83.80     44.95     95.96       97.83
1997                       2,183        99,469,538.98      89.70      11.49     45,566        81.75     53.11     93.67       94.05
**Total**                  2,398       110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74       94.45

                                              % of                               Weighted
                          Number of        Aggregate       Aggregate  Weighted   Average     Average    Percent   Percent   Percent
Combined Original Loan-    Mortgage        Principal       Principal   Average   Current     Original   Cashout    Full      Owner
to-Value Ratios             Loans           Balance         Balance    Coupon    Balance       CLTV       Refi      Doc    Occupied
0.000 - 9.999                  4            68,571.13       0.06      12.37     17,143         9.25    100.00    100.00      100.00
10.000 - 19.999               16           341,149.13       0.31      13.12     21,322        15.12     75.79    100.00      100.00
20.000 - 29.999               15           431,514.04       0.39      13.15     28,768        23.72     97.08     91.66      100.00
30.000 - 39.999               20           749,058.90       0.68      10.94     37,453        35.24     66.96     91.52      100.00
40.000 - 49.999               29         1,031,331.11       0.93      10.43     35,563        44.48     63.03     77.50       98.84
50.000 - 59.999               60         2,598,346.26       2.34      10.26     43,306        54.57     60.62     81.63       87.83
60.000 - 69.999              142         7,743,813.87       6.98      10.48     54,534        65.07     54.85     81.45       90.02
70.000 - 74.999              143         8,823,914.75       7.96      11.03     61,706        71.90     47.18     84.91       87.31
75.000 - 79.999              218        12,238,327.53      11.04      10.83     56,139        76.94     42.09     87.96       85.93
80.000 - 84.999              400        20,048,861.06      18.08      10.96     50,122        81.13     46.73     93.59       89.69
85.000 - 89.999              540        22,803,005.40      20.56      11.61     42,228        87.39     57.71     98.67       99.35
90.000 - 94.999              479        24,483,966.64      22.08      11.57     51,115        90.36     44.33     96.12      100.00
95.000 - 99.999              168         5,273,847.06       4.76      13.31     31,392        97.73     77.41     92.60      100.00
100.000 - 104.999            110         2,708,942.95       2.44      13.89     24,627       100.01     90.08     97.36      100.00
105.000 - 109.999              9           234,770.76       0.21      15.54     26,086       108.04    100.00    100.00      100.00
110.000 - 114.999             10           318,730.92       0.29      15.04     31,873       111.68    100.00    100.00      100.00
115.000 - 119.999             12           388,638.29       0.35      15.02     32,387       117.57    100.00    100.00      100.00
120.000 - 124.999             20           537,971.75       0.49      15.09     26,899       123.42     88.85    100.00      100.00
125.000 >=                     3            70,957.27       0.06      15.66     23,652       125.00    100.00    100.00      100.00
**Total**                  2,398       110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74       94.45



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                  BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                             Fixed Rate Pool

                                             % of                               Weighted
                        Number of         Aggregate      Aggregate  Weighted    Average     Average    Percent    Percent   Percent
                         Mortgage         Principal      Principal   Average    Current     Original   Cashout     Full       Owner
Junior Loan Ratios        Loans            Balance        Balance    Coupon     Balance       CLTV      Refi       Doc     Occupied
=< 0.000                        1            24,963.08       0.07      13.99     24,963       121.25         -    100.00      100.00
0.001 - 5.000                   2            17,112.19       0.05       9.60      8,556        84.61    100.00    100.00      100.00
5.001 - 10.000                 43           713,247.46       2.07      13.27     16,587        89.08     97.48    100.00      100.00
10.001 - 15.000               207         3,910,132.76      11.34      12.49     18,890        88.01     92.57     98.04       98.23
15.001 - 20.000               332         7,615,369.00      22.08      12.14     22,938        89.86     91.48     97.22       99.57
20.001 - 25.000               228         5,791,506.75      16.79      13.21     25,401        90.54     89.86     97.39       97.59
25.001 - 30.000               179         4,980,166.81      14.44      13.33     27,822        91.20     92.14     96.91       99.27
30.001 - 35.000               117         4,183,545.69      12.13      13.04     35,757        87.70     97.36     90.29      100.00
35.001 - 40.000                77         2,777,419.87       8.05      12.71     36,070        84.83     98.22     92.14       98.51
40.001 - 45.000                36         1,487,196.69       4.31      12.64     41,311        85.24    100.00     85.60       98.56
45.001 - 50.000                21           848,340.36       2.46      12.23     40,397        82.34    100.00     78.78       97.76
50.001 - 55.000                10           474,265.67       1.38      12.09     47,427        82.85    100.00     79.76       95.01
55.001 - 60.000                10           429,085.77       1.24      12.38     42,909        84.94    100.00    100.00      100.00
60.001 - 65.000                 5           197,972.41       0.57      11.88     39,594        77.28    100.00     77.27      100.00
65.001 - 70.000                 6           295,533.08       0.86      11.05     49,256        75.70     83.08    100.00      100.00
70.001 - 75.000                10           500,723.11       1.45      11.88     50,072        69.15     91.65     91.62       94.87
80.001 - 85.000                 2           149,393.12       0.43      12.02     74,697        81.66    100.00    100.00      100.00
90.001 - 95.000                 2            90,478.23       0.26      10.63     45,239        86.54    100.00    100.00      100.00
**Total**                   1,288        34,486,452.05     100.00      12.72     26,775        88.21     93.58     94.79       98.81



                                         % of                                Weighted
                      Number of        Aggregate       Aggregate  Weighted    Average     Average    Percent    Percent    Percent
                       Mortgage        Principal       Principal   Average    Current     Original   Cashout     Full       Owner
Product Type            Loans           Balance         Balance    Coupon     Balance       CLTV       Refi       Doc     Occupied
Balloon - 15/30               576        37,170,358.16      33.52      11.13     64,532        83.08     43.77     96.19       95.70
Fixed - 10 Year                47         1,050,293.21       0.95      12.11     22,347        77.77     77.41    100.00      100.00
Fixed - 15 Year             1,177        32,811,215.20      29.59      12.29     27,877        82.84     80.40     93.77       97.02
Fixed - 20 Year               121         4,614,770.23       4.16      12.19     38,139        87.46     65.82     96.25       98.28
Fixed - 25 Year                 5           203,915.20       0.18      12.53     40,783        46.87     72.58    100.00      100.00
Fixed - 30 Year               466        34,933,507.11      31.50      10.78     74,965        80.15     33.41     87.35       89.97
Fixed - 5 Year                  6           111,659.71       0.10      11.39     18,610        82.71    100.00    100.00      100.00
**Total**                   2,398       110,895,718.80     100.00      11.42     46,245        82.15     52.69     92.74       94.45



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Remaining             Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Principal Balance       Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

=< 14,999                      1         12,000.00         0.01      12.350      12,000       33.80     100.00    100.00     100.00
15,000 - 24,999                9        201,296.93         0.19      11.581      22,366       68.26      35.02     56.77      55.78
25,000 - 34,999               39      1,183,192.55         1.14      11.178      30,338       68.25      40.14     63.97      72.67
35,000 - 44,999               60      2,400,807.77         2.32      10.963      40,013       70.96      40.99     69.65      74.58
45,000 - 54,999               70      3,514,801.18         3.39      10.559      50,211       71.49      41.63     73.06      78.35
55,000 - 64,999               93      5,580,520.31         5.38      10.319      60,006       76.10      33.16     69.76      87.97
65,000 - 74,999              108      7,607,466.52         7.34      10.266      70,440       76.24      36.95     71.33      87.84
75,000 - 84,999              110      8,759,708.97         8.45      10.260      79,634       78.81      29.07     76.52      90.04
85,000 - 94,999               71      6,372,291.26         6.15      10.425      89,751       79.64      22.76     76.11      94.28
95,000 - 104,999              77      7,635,276.68         7.37      10.278      99,159       79.24      24.47     75.37      92.24
105,000 - 114,999             64      7,013,059.37         6.77      10.254     109,579       79.82      24.95     67.07      95.22
115,000 - 124,999             47      5,589,979.75         5.39      10.313     118,936       80.62      19.37     80.85      97.92
125,000 - 134,999             43      5,572,132.52         5.38      10.416     129,584       80.18      25.83     67.55      97.68
135,000 - 144,999             25      3,503,104.11         3.38       9.903     140,124       81.86      24.05     83.78     100.00
145,000 - 154,999             26      3,917,437.52         3.78      10.141     150,671       82.36      22.91     80.89      96.12
155,000 - 164,999             36      5,757,556.70         5.55      10.232     159,932       82.55      44.60     77.72     100.00
165,000 - 174,999             10      1,702,678.91         1.64      10.099     170,268       80.00      40.16     79.84      90.31
175,000 - 184,999             12      2,153,094.85         2.08      10.035     179,425       78.52      33.18     75.22      91.87
185,000 - 194,999             19      3,595,061.11         3.47      10.091     189,214       78.19      42.24     57.81     100.00
195,000 - 204,999             15      2,984,096.91         2.88      10.348     198,940       73.53      53.58     60.02      93.45
205,000 - 214,999             12      2,515,785.90         2.43      10.233     209,649       78.80      41.73     75.06      91.80
215,000 - 224,999              7      1,528,671.19         1.47      10.014     218,382       83.59      28.61     71.69     100.00
225,000 - 234,999              5      1,139,003.11         1.10       9.787     227,801       71.36      80.11     39.86      80.03
235,000 - 244,999              5      1,186,667.98         1.14       9.547     237,334       83.92      39.88     80.11     100.00
245,000 - 254,999              5      1,246,592.20         1.20      10.047     249,318       78.76      20.05     79.95     100.00
255,000 - 264,999              3        781,765.19         0.75       9.606     260,588       84.77      66.63     66.74     100.00
265,000 - 274,999             10      2,705,209.96         2.61      10.186     270,521       79.61      39.77     30.04      89.86
285,000 - 294,999              1        287,000.00         0.28      10.990     287,000       70.00          -         -          -
295,000 - 304,999              1        297,941.06         0.29      11.125     297,941       79.79          -    100.00     100.00



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Remaining             Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Principal Balance       Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied




305,000 - 314,999              3        919,341.38         0.89      10.054     306,447       69.70      66.50     33.23     100.00
315,000 - 324,999              1        315,000.00         0.30       8.000     315,000       76.83          -    100.00     100.00
325,000 - 334,999              1        332,000.00         0.32       9.550     332,000       80.00     100.00    100.00     100.00
335,000 - 344,999              2        680,000.00         0.66       9.674     340,000       80.00          -     50.59     100.00
345,000 - 354,999              2        699,900.00         0.68      10.445     349,950       64.10          -     49.99     100.00
355,000 - 364,999              4      1,446,065.12         1.39      10.023     361,516       72.53          -     50.15     100.00
365,000 - 374,999              2        735,100.00         0.71       9.771     367,550       79.99      50.06    100.00     100.00
375,000 - 384,999              1        376,882.79         0.36      11.625     376,883       65.00          -    100.00     100.00
425,000 - 434,999              1        429,982.33         0.41       8.750     429,982       75.00     100.00         -     100.00
485,000 - 494,999              1        488,000.00         0.47       8.600     488,000       80.00          -         -     100.00
495,000 - 504,999              1        499,000.00         0.48      10.850     499,000       52.53     100.00         -          -
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                       Number                         % of                               Weighted
                         of         Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                       Mortgage     Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Mortgage Rates          Loans        Balance         Balance      Coupon      Balance      CLTV        Refi       Doc    Occupied

6.501 - 6.750                  1         70,000.00         0.07       6.750      70,000       58.33          -         -     100.00
7.501 - 7.750                  1         98,000.00         0.09       7.750      98,000       52.69     100.00    100.00     100.00
7.751 - 8.000                  6        841,100.00         0.81       7.970     140,183       70.44      35.43     84.07     100.00
8.001 - 8.250                  6        651,902.40         0.63       8.144     108,650       75.32      43.13     88.53      68.84
8.251 - 8.500                 22      2,630,579.69         2.54       8.404     119,572       74.62      23.24     65.79      87.02
8.501 - 8.750                 27      3,637,984.18         3.51       8.712     134,740       79.21      32.97     68.53      97.80
8.751 - 9.000                 53      6,246,486.14         6.03       8.943     117,858       80.40      26.75     88.20      90.37
9.001 - 9.250                 56      6,240,271.99         6.02       9.198     111,433       75.43      38.99     67.35      98.76
9.251 - 9.500                 54      5,758,669.77         5.56       9.436     106,642       77.30      32.12     56.09      92.96
9.501 - 9.750                 93     10,227,242.07         9.87       9.665     109,970       78.23      38.85     77.20      92.81
9.751 - 10.000                86     10,262,980.84         9.90       9.928     119,337       77.92      28.45     71.41      96.38
10.001 - 10.250               85      8,208,527.21         7.92      10.168      96,571       80.34      23.85     80.09      96.65
10.251 - 10.500               80      8,240,527.30         7.95      10.415     103,007       80.88      26.80     63.14      94.15
10.501 - 10.750               82      8,187,854.72         7.90      10.658      99,852       79.01      42.42     75.66      97.27
10.751 - 11.000               91      9,318,956.20         8.99      10.908     102,406       75.96      35.68     62.09      79.44
11.001 - 11.250               62      6,307,034.08         6.08      11.137     101,726       79.18      32.73     68.17      93.61
11.251 - 11.500               54      4,664,927.42         4.50      11.411      86,388       76.94      33.62     66.62      82.26
11.501 - 11.750               44      4,047,852.28         3.90      11.638      91,997       77.85      25.47     59.74      92.78
11.751 - 12.000               44      3,934,773.89         3.80      11.896      89,427       80.73      19.88     66.59      92.77
12.001 - 12.250               18      1,677,284.79         1.62      12.185      93,182       79.81      35.43     81.37     100.00
12.251 - 12.500               13        582,105.11         0.56      12.390      44,777       75.29      48.47     41.30      57.29
12.501 - 12.750               11      1,083,486.00         1.05      12.660      98,499       74.18      71.75     58.43     100.00
12.751 - 13.000                6        318,935.00         0.31      12.899      53,156       69.63      46.38     48.25      48.25
13.001 - 13.250                1         38,385.77         0.04      13.230      38,386       70.00          -    100.00     100.00
13.251 - 13.500                2         72,482.81         0.07      13.345      36,241       57.07      55.16     55.16     100.00
13.501 - 13.750                1        180,622.47         0.17      13.650     180,622       80.00          -    100.00     100.00
13.751 - 14.000                2         71,500.00         0.07      13.789      35,750       65.00          -     54.55      45.45
14.251 - 14.500                2         65,000.00         0.06      14.370      32,500       65.00          -         -     100.00
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                       % of                                  Weighted
Months Remaining      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
to Scheduled          Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Maturity                Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

173                            2        191,794.78         0.19       9.664      95,897       87.93          -    100.00     100.00
174                            6        398,949.82         0.38      10.663      66,492       82.08          -    100.00      87.78
175                            2        232,940.35         0.22      10.870     116,470       86.63          -    100.00     100.00
176                            8        850,717.38         0.82      10.309     106,340       89.47          -    100.00     100.00
177                            9        803,596.42         0.78       9.398      89,288       86.17          -    100.00     100.00
178                            4        271,221.82         0.26       9.744      67,805       89.97      29.40    100.00     100.00
179                            2        138,666.65         0.13      10.135      69,333       74.46          -     44.59     100.00
180                            8        279,800.00         0.27      10.275      34,975       76.35      67.19     82.24      82.24
236                            1         83,698.95         0.08      10.180      83,699       90.00          -    100.00     100.00
337                            1         69,509.39         0.07      11.125      69,509       84.97          -    100.00     100.00
339                            1         19,864.24         0.02      11.875      19,864       60.61          -    100.00     100.00
342                            1        297,941.06         0.29      11.125     297,941       79.79          -    100.00     100.00
349                            2        127,977.52         0.12      10.922      63,989       88.08          -    100.00     100.00
350                            4        354,117.37         0.34      10.420      88,529       84.39      21.37     78.63      81.77
352                            2        294,640.25         0.28       9.919     147,320       86.34          -    100.00     100.00
353                           13      1,515,177.60         1.46      10.049     116,552       81.70      35.72    100.00     100.00
354                           54      7,070,157.01         6.82       9.806     130,929       82.55      11.93     92.09      98.17
355                           25      2,298,023.55         2.22      10.775      91,921       81.23       9.04     97.65      87.88
356                           63      6,476,270.78         6.25      10.010     102,798       85.02      12.61    100.00      93.80
357                           69      7,243,272.43         6.99      10.295     104,975       84.72      14.88     92.69      97.17
358                           51      5,603,948.10         5.41      10.520     109,881       81.56      29.94     82.95      95.94
359                           82      9,251,350.96         8.92      10.611     112,821       78.20      28.33     86.42      94.14
360                          593     59,791,835.70        57.68      10.226     100,829       75.04      42.58     54.10      89.92
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Distribution of       Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Loan Purpose            Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

Purchase                     485     49,070,188.99        47.34      10.277     101,176       81.53          -     74.81      94.57
Refinance - Cashout          326     33,586,202.53        32.40      10.245     103,025       73.44     100.00     55.91      87.38
Refinance - Rate Term        192     21,009,080.61        20.27      10.182     109,422       77.81          -     81.76      94.91
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31



                                       % of                                  Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Distribution of       Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Occupancy Status        Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

Owner Occupied               899     95,693,370.46        92.31      10.229     106,444       78.79      30.67     71.56     100.00
Non-Owner Occupied           104      7,972,101.67         7.69      10.476      76,655       70.48      53.15     52.57          -
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31




                                       % of                                  Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Distribution of       Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Property Types          Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

Single         Family        849     88,946,786.80        85.80      10.238     104,767       78.64      32.12     71.23      94.67
Residence
PUD                           50      6,295,367.17         6.07      10.306     125,907       78.05      31.46     64.27      89.47
2-4 Family                    60      5,034,569.46         4.86      10.569      83,909       71.85      48.62     62.03      57.82
Condo                         34      2,550,134.90         2.46       9.920      75,004       74.95      12.46     61.65      82.45
Manufactured Housing          10        838,613.80         0.81       9.897      83,861       75.03      31.81     67.63     100.00
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31

                                       % of                                  Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Lien Position           Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

1st Lien                   1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Geographical Dist.      Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

Georgia                      170     17,225,013.24        16.62      10.514     101,324       83.46       3.73     94.38      94.53
Colorado                      70      8,901,296.79         8.59       9.929     127,161       82.52      44.57     94.94     100.00
Florida                       92      8,772,768.75         8.46      10.280      95,356       79.05      24.76     62.86      91.95
Illinois                      71      6,825,274.34         6.58      10.537      96,131       75.25      51.06     66.10      90.26
California-Northern           36      5,224,741.45         5.04       9.763     145,132       77.40      44.60     66.45      89.62
Arizona                       43      4,625,140.87         4.46      10.394     107,561       76.60      14.72     72.19      94.23
Massachusetts                 32      4,214,451.50         4.07       9.899     131,702       72.50      54.22     38.35      75.87
California-Southern           22      3,424,639.60         3.30       9.421     155,665       77.25      16.68     83.99      99.04
Michigan                      36      3,085,600.00         2.98      11.023      85,711       75.07      51.46     57.81      98.16
Virginia                      24      2,973,574.92         2.87      10.582     123,899       79.10      51.06     50.08      97.88
Utah                          25      2,850,217.74         2.75       9.895     114,009       79.67      47.38     73.01      97.68
Texas                         20      2,688,122.23         2.59      10.522     134,406       75.31      18.56     51.87      78.62
Pennsylvania                  28      2,645,738.09         2.55       9.955      94,491       80.09      33.86     77.76      95.19
Nevada                        21      2,397,184.68         2.31       9.712     114,152       75.94      28.84     77.49      91.19
Maryland                      21      2,322,302.02         2.24      10.607     110,586       78.00      53.63     77.20      80.87
Ohio                          33      2,313,013.16         2.23      11.152      70,091       79.03      42.15     61.84      93.96
Washington                    21      2,217,331.21         2.14       9.796     105,587       73.42      45.04     49.21      90.42
Connecticut                   23      2,151,700.33         2.08       9.850      93,552       72.38      38.65     43.48      76.33
Indiana                       25      1,668,142.79         1.61      10.746      66,726       77.59      78.91     58.74      95.28
South Carolina                17      1,602,753.55         1.55       9.768      94,280       82.95       4.24     95.76      98.41
New York                      19      1,569,220.53         1.51       9.937      82,591       71.36      53.55     45.69      80.24
Minnesota                     13      1,294,000.00         1.25      10.973      99,538       69.96      26.56     28.83      92.70
Rhode Island                  14      1,273,799.19         1.23      10.032      90,986       73.44      26.06     52.01      82.56
New Hampshire                 13      1,238,803.75         1.20       9.936      95,293       77.13      15.58     57.28     100.00
Missouri                      17      1,109,845.07         1.07      11.689      65,285       72.70      37.89     42.03      90.92
Kentucky                      14      1,085,418.66         1.05      11.055      77,530       72.27      33.64     60.06      92.73
North Carolina                10      1,013,969.21         0.98       9.507     101,397       82.06       3.76     90.24      96.24
Maine                         13        960,946.95         0.93       9.785      73,919       69.46      43.86     53.61      77.99
Oregon                         6        858,432.33         0.83       9.194     143,072       74.59      76.23     49.91     100.00
Wisconsin                      9        749,252.72         0.72      10.594      83,250       77.41      53.65     51.15      91.38
New Mexico                     8        649,358.76         0.63      10.644      81,170       73.90      46.47     19.29      82.91


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Geographical Dist.      Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

New Jersey                     6        620,800.00         0.60      10.366     103,467       71.82      61.53     27.51     100.00
Tennessee                      7        617,006.24         0.60       9.696      88,144       88.02          -    100.00     100.00
Delaware                       2        550,000.00         0.53       9.850     275,000       73.38          -     66.18     100.00
Mississippi                    4        482,716.56         0.47      10.157     120,679       81.73      14.93     85.07     100.00
West Virginia                  6        367,944.90         0.35      10.105      61,324       73.51      36.85     49.98      91.57
Louisiana                      3        329,850.00         0.32      10.721     109,950       80.47      66.05         -     100.00
Idaho                          3        270,800.00         0.26       9.485      90,267       76.34      26.88     71.20     100.00
Dist. of Columbia              4        258,800.00         0.25       9.518      64,700       76.87      49.38     29.68      88.64
Hawaii                         1        153,000.00         0.15      11.150     153,000       60.00     100.00    100.00     100.00
Kansas                         1         82,500.00         0.08       9.800      82,500       75.00          -    100.00     100.00
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31


                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Calendar Year of      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Origination             Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

1995                           3        387,314.69         0.37      11.163     129,105       79.74          -    100.00     100.00
1996                          75      8,968,901.36         8.65       9.968     119,585       83.03      11.49     97.71      97.29
1997                         925     94,309,256.08        90.97      10.271     101,956       77.69      34.52     67.35      91.80
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31






--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                       % of                                  Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Original Loan-        Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
to-Value Ratios         Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

10.001 - 20.000                1         31,000.00         0.03       8.350      31,000       16.15     100.00    100.00     100.00
20.001 - 30.000                3        167,500.00         0.16       9.363      55,833       26.81          -     67.16     100.00
30.001 - 40.000               11        534,500.00         0.52       9.936      48,591       37.25      85.59     55.75      82.23
40.001 - 50.000               14        945,022.66         0.91       9.776      67,502       47.20      37.69     53.18      88.26
50.001 - 60.000               33      3,118,046.06         3.01       9.769      94,486       55.32      79.84     45.72      69.71
60.001 - 70.000              180     16,634,797.43        16.05      10.432      92,416       67.13      46.03     51.44      84.16
70.001 - 80.000              487     51,969,970.54        50.13      10.199     106,715       78.22      36.33     61.66      92.10
80.001 - 90.000              258     27,925,815.62        26.94      10.371     108,240       87.84      12.46     97.96      99.72
90.001 - 100.000              16      2,338,819.82         2.26       9.545     146,176       96.20       9.97    100.00     100.00
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31




                                       % of                                  Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Index                   Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

Treasury - 1 Year            189     20,910,454.01        20.17      10.081     110,637       84.95       8.71     99.21      98.10
Libor - 1 Month               34      3,115,503.46         3.01       9.774      91,632       86.58       4.16    100.00     100.00
Libor - 6 Month              780     79,639,514.66        76.82      10.310     102,102       76.04      39.72     61.28      90.49
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31





--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Distribution of       Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Margins                 Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

2.500 - 2.999                  3        209,894.15         0.20       9.260      69,965       89.75          -    100.00     100.00
3.500 - 3.999                  1        105,035.44         0.10       8.375     105,035      100.00          -    100.00     100.00
4.000 - 4.499                 17      1,212,840.00         1.17       9.231      71,344       57.47      56.07     94.23      95.88
4.500 - 4.999                159     17,724,871.04        17.10       9.948     111,477       76.97      39.94     73.98      98.30
5.000 - 5.499                276     30,432,990.32        29.36       9.952     110,264       77.80      38.54     58.41      96.99
5.500 - 5.999                188     20,001,061.14        19.29      10.115     106,389       77.98      33.47     64.53      84.42
6.000 - 6.499                134     10,900,846.29        10.52      10.463      81,350       76.95      32.94     66.96      81.07
6.500 - 6.999                125     12,772,287.01        12.32      10.651     102,178       80.67      18.76     85.41      92.50
7.000 - 7.499                 51      5,009,686.12         4.83      11.176      98,229       80.63      14.61     86.29      95.80
7.500 - 7.999                 42      4,716,975.61         4.55      11.360     112,309       83.02      13.70     91.26      92.45
8.000 - 8.499                  5        359,976.77         0.35      11.609      71,995       82.17      11.11    100.00     100.00
8.500 - 8.999                  1         38,385.77         0.04      13.230      38,386       70.00          -    100.00     100.00
9.500 - 9.999                  1        180,622.47         0.17      13.650     180,622       80.00          -    100.00     100.00
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31




--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                       % of                                  Weighted
Distribution of       Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Maximum               Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Mortgage Rates          Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

12.501 - 13.000                1         70,000.00         0.07       6.750      70,000       58.33          -         -     100.00
13.501 - 14.000                6        783,000.00         0.76       7.951     130,500       68.31      50.57     82.89     100.00
14.001 - 14.500               20      2,357,558.84         2.27       8.342     117,878       73.25      37.86     62.05      79.87
14.501 - 15.000               51      7,026,355.63         6.78       8.830     137,772       77.59      40.85     73.21      97.76
15.001 - 15.500               89      9,834,402.86         9.49       9.238     110,499       73.94      42.74     52.76      94.38
15.501 - 16.000              159     18,305,650.41        17.66       9.653     115,130       77.16      37.51     70.99      90.38
16.001 - 16.500              151     15,354,845.37        14.81      10.068     101,688       79.34      28.15     69.34      96.17
16.501 - 17.000              175     18,069,531.07        17.43      10.526     103,254       78.18      37.77     71.09      89.95
17.001 - 17.500              129     11,827,252.09        11.41      10.898      91,684       80.89      30.07     70.64      89.40
17.501 - 18.000              108      9,880,113.51         9.53      11.301      91,483       80.14      18.35     67.59      92.70
18.001 - 18.500               58      4,969,727.74         4.79      11.627      85,685       79.87      17.64     85.70      92.07
18.501 - 19.000               42      4,197,225.79         4.05      12.027      99,934       79.27      22.05     85.34      94.91
19.001 - 19.500                8        634,300.58         0.61      12.371      79,288       81.86       6.30     94.88     100.00
19.501 - 20.000                2         71,500.00         0.07      13.789      35,750       65.00          -     54.55      45.45
20.001 - 20.500                3        103,385.77         0.10      13.947      34,462       66.86          -     37.13     100.00
20.501 - 21.000                1        180,622.47         0.17      13.650     180,622       80.00          -    100.00     100.00
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31


                                                      % of                               Weighted
Distribution of       Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Periodic              Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Rate Caps               Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

1                            769     78,435,145.27        75.66      10.324     101,996       75.96      40.33     60.69      90.34
1.5                            8        834,230.56         0.80       9.815     104,279       75.66          -    100.00     100.00
2                            226     24,396,096.30        23.53      10.017     107,947       85.29       8.00     99.32      98.37
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31





--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                       % of                                  Weighted
Distribution of       Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
Mortgage Next         Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Rate Change Date        Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

1997-08                        3        206,867.69         0.20      10.761      68,956       86.91          -    100.00      61.86
1997-09                       14      1,124,618.89         1.08       9.543      80,330       84.53      14.38     93.27      69.49
1997-10                       13      1,470,749.96         1.42       9.963     113,135       85.05      17.33     84.88      95.25
1997-11                        7        677,757.86         0.65       9.888      96,823       86.84          -    100.00     100.00
1997-12                       23      2,562,194.46         2.47       9.803     111,400       81.49      39.31     93.46      96.97
1998-01                      104     12,919,496.22        12.46       9.768     124,226       79.34      22.65     66.93      88.16
1998-02                       15      1,307,621.14         1.26      10.515      87,175       85.21      15.89    100.00     100.00
1998-03                       50      5,371,173.99         5.18      10.092     107,423       86.11       9.87    100.00      98.19
1998-04                       37      3,732,219.51         3.60       9.929     100,871       86.72       4.19    100.00      97.54
1998-05                       17      1,968,437.10         1.90      10.029     115,790       85.43       4.05    100.00     100.00
1998-06                       18      1,705,801.17         1.65      10.034      94,767       84.46          -    100.00      94.46
1998-07                       11      1,048,325.00         1.01      10.497      95,302       86.88          -     84.26     100.00
1998-08                        1         69,509.39         0.07      11.125      69,509       84.97          -    100.00     100.00
1998-09                        1         25,445.03         0.02      10.250      25,445       75.00          -    100.00          -
1999-01                        5        659,286.06         0.64      10.640     131,857       75.77          -    100.00     100.00
1999-02                        7        659,820.69         0.64      11.397      94,260       79.97          -    100.00      77.93
1999-03                        5        498,577.41         0.48      11.591      99,715       83.16       9.78    100.00     100.00
1999-04                       29      2,829,282.46         2.73      10.750      97,561       81.80      24.97     89.13      98.46
1999-05                       32      3,562,465.19         3.44      10.747     111,327       80.00      47.76     73.17      95.02
1999-06                       52      5,928,248.52         5.72      10.934     114,005       76.05      30.88     83.88      93.76
1999-07                      521     50,261,182.35        48.48      10.292      96,471       74.76      44.63     55.79      91.35
1999-08                        1         52,800.00         0.05      10.650      52,800       60.00     100.00         -     100.00
1999-12                        2        412,783.30         0.40      10.858     206,392       79.68          -    100.00     100.00
2000-01                        6        961,012.29         0.93       9.561     160,169       78.62      44.74     55.26     100.00
2000-02                        5        640,750.94         0.62      10.801     128,150       76.82          -     91.58      91.58
2000-03                        6        744,989.16         0.72       9.611     124,165       84.80      20.30    100.00     100.00
2000-05                        1         49,981.18         0.05      10.750      49,981       69.44     100.00    100.00          -
2000-06                        2        260,387.67         0.25      10.160     130,194       74.44      80.65     19.35     100.00
2000-07                       15      1,953,687.50         1.88      10.319     130,246       75.09      33.27     53.52      80.78
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      BLOCK MORTGAGE FINANCE, SERIES 1997-2
                                    ARM Pool

                                                      % of                               Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Product Type            Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied


ARM - 2 Year/                652     64,451,662.68        62.17      10.422      98,852       75.59      41.54     62.00      92.11
6 Month
ARM - 1 Year                 209     22,077,942.10        21.30      10.019     105,636       85.46       8.15     99.25      98.20
ARM - 6 Month                103     12,017,320.89        11.59       9.760     116,673       78.63      29.34     60.57      83.48
ARM - 3 Year/                 25      3,183,471.83         3.07      10.157     127,339       75.31      42.09     49.67      84.94
6 Month
ARM - 3 Year/                 13      1,909,629.60         1.84      10.228     146,895       81.98       7.92    100.00     100.00
1 Year
ARM - 18 Month/                1         25,445.03         0.02      10.250      25,445       75.00          -    100.00          -
6 Month
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31




                                       % of                                  Weighted
                      Number of     Aggregate       Aggregate    Weighted    Average     Average     Percent    Percent   Percent
                      Mortgage      Principal       Principal    Average     Current     Original    Cashout     Full      Owner
Balloon                 Loans        Balance         Balance      Coupon     Balance       CLTV        Refi       Doc    Occupied

Balloon                       31      2,740,425.31         2.64      10.016      88,401       87.12       2.91    100.00      98.22
Non-Balloon                  972    100,925,046.80        97.36      10.254     103,832       77.91      33.20     69.28      92.15
**Total**                  1,003    103,665,472.10       100.00      10.248     103,355       78.16      32.40     70.10      92.31





-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.